EXHIBIT 32.2

Certification by the Chief Financial Officer
Pursuant to 18 U. S. C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U. S. C. Section 1350, I, J. Timothy Howard, hereby certify that, to the best of my knowledge,

(a)	the Quarterly Report of Fannie Mae (formally, the Federal National Mortgage Association) on Form 10-Q for the quarter ended June 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission on August 9, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fannie Mae.

/s/ J. TIMOTHY HOWARD

J. Timothy Howard
Vice Chairman and Chief Financial Officer

Date: August 9, 2004

A signed original of this written statement required by Section 906 has been provided to Fannie Mae and will be retained by Fannie Mae and furnished to the Securities and Exchange Commission or its staff upon request.